Exhibit 10.1

Execution Version

FIRST AMENDMENT TO

LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of April 1, 2014, by and among Quanex Building Products Corporation, a Delaware corporation (“Seller”), Nichols Aluminum, LLC, a Delaware limited liability company (the “Company”) and Aleris International Inc., a Delaware corporation (“Buyer”).

RECITALS

WHEREAS, Buyer, Seller and the Company are parties (the “Parties”) to that certain Limited Liability Company Interest Purchase Agreement, dated as of February 7, 2014 (the “Agreement”);

WHEREAS, in accordance with Section 10.09 of the Agreement, the Parties desire to amend the Agreement as herein set forth; and

WHEREAS, in accordance with Section 2.03 of the Agreement, the Parties also desire to specify the Closing Date.

AGREEMENTS

NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties agree as follows:

1. Section 2.01 of the Agreement is hereby deleted and restated in its entirety as follows:

“Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing, for the consideration specified in Section 2.02, (i) Seller shall sell to Aleris Rolled Products, Inc., a wholly owned subsidiary of Seller, all of Seller’s right, title and interest in and to the LLC Interests, and (ii) the Seller shall cause the Company to sell to UWA Acquisition Co., a wholly owned subsidiary of Seller, all of the Company’s right, title and interest to the limited liability company interests of Nichols Aluminum – Alabama, LLC (which consideration shall be paid directly to Seller and not Company).”

2. Section 2.02(c)(i) of the Agreement is hereby deleted and restated in its entirety as follows:

“(i)(A) an assignment of the LLC Interests to Aleris Rolled Products, Inc. in form and substance satisfactory to Buyer and duly executed by Seller, and (B) an assignment of the Company’s right, title and interest to the limited liability company interests of Nichols Aluminum – Alabama, LLC to UWA Acquisition Co. in form and substance satisfactory to Buyer and duly executed by Company (collectively, the “Assignment”); and

Execution Version

3. Section 8.02(e) of the Agreement is hereby amended and restated in its entirety as follows:

“(i) the Seller’s amendment of the Union 401(k) Plan described in Section 6.05(e) and (ii) operational plan failures relating to either the Union 401(k) Plan or the Seller 401(k) Plan for periods prior to the Closing, notwithstanding correction of any such plan failures made by the Company prior the Closing.”

4. Section 8.03 of the Agreement is hereby amended to add the following clause to the end thereof:

“or (e) the restructuring of the transactions contemplated by this Agreement as reflected in the First Amendment to the Limited Liability Company Purchase Agreement dated as of April 1, 2014.”

5. In accordance with Section 2.03 of the Agreement, the Closing shall take place on April 1, 2014, to be effective as of 12:01 A.M. on April 1, 2014, at the offices of Norton Rose Fulbright, Fulbright Tower, 1301 McKinney, Suite 5100, Houston, Texas 77010.

6. This Amendment may be executed in one or more counterparts (delivery of which may be by facsimile), each of which shall be deemed an original, but all of which together shall constitute one and the same instruments.

7. Except as expressly amended by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect. This Amendment shall in no way reduce or limit the obligations of Buyer under the Agreement.

8. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BUYER:

ALERIS INTERNATIONAL INC.

By:
Name:
Title:

Signature Page to First Amendment to Limited Liability Company

Interest Purchase Agreement

SELLER:

QUANEX BUILDING PRODUCTS CORPORATION

By:
Name:
Title:

COMPANY:

NICHOLS ALUMINUM, LLC

By:
Name:
Title:

Signature Page to First Amendment to Limited Liability Company

Interest Purchase Agreement